Commitments and Contingencies	3 Months Ended
Mar. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
12.
Commitments and Contingencies

Legal Proceedings

From time to time, the Company may be a party to litigation or arbitration or subject to claims incident to the ordinary course of business. Regardless of the outcome, litigation and arbitration are subject to inherent uncertainties and could adversely impact the Company’s reputation, operations, and its operating results or overall financial condition. As of March 31, 2023, except as set forth below, there were no pending material legal proceedings to which the Company was a party or to which any of its property was subject, and the Company did not have contingency reserves established for any liabilities as of March 31, 2023 and December 31, 2022. When appropriate in management’s estimation, the Company will record adequate reserves in its financial statements for pending litigation or arbitration.

In June 2020, the Company entered into a dedicated manufacturing and commercial supply agreement (the “Manufacturing Agreement”) with Brammer Bio MA, LLC (“Brammer”) pursuant to which Brammer was obligated to reserve certain amounts of manufacturing capacity in its manufacturing facility to supply the Company with its product candidate FLT180a for the treatment of hemophilia B. As consideration for the reserved manufacturing capacity, the Company was required to pay Brammer an annual capacity access fee of $10.0 million, subject to inflationary annual increases, excluding any purchase commitment or other fees.

The Company committed to an annual minimum purchase commitment equivalent to $6.0 million throughout the term of the Manufacturing Agreement. The term of the Manufacturing Agreement was effective as of June 30, 2020 and was to continue until December 31, 2027.

On July 15, 2022, the Company sent notice in writing to Brammer that it was terminating, as of July 31, 2022, the Manufacturing Agreement as a result of alleged material breaches by Brammer of the Manufacturing Agreement and related agreements. On August 17, 2022, Brammer responded with a letter to terminate the Manufacturing Agreement effective immediately for the Company's alleged material breach of the Manufacturing Agreement and related agreements.

On October 3, 2022, the Company filed a demand for arbitration before the American Arbitration Association (the “AAA”) in New York against Brammer pursuant to the Manufacturing Agreement. On December 5, 2022, Brammer filed an answer to the Company’s demand for arbitration and a counterclaim against the Company.

On May 18, 2023, the Company entered into a Mutual Release and Settlement Agreement with Brammer to resolve the arbitration arising from the Manufacturing Agreement. See Note 15, Subsequent Events.

As a result of the mutual termination of the Manufacturing Agreement, the Company derecognized the associated operating lease assets and liabilities (see "Operating Lease Agreements" below) and no longer recognizes the annual minimum purchase commitment as a contractual obligation.

Operating Lease Agreements

The following table summarizes the Company’s costs included in the statements of operations related to right of use lease assets entered into through March 31, 2023 and 2022 (in thousands):

	For the Three Months Ended March 31,
Lease Cost	2023	2022
Operating lease cost
Research and development	$610	$3,744
General and administrative	294	302
Short-term lease cost	41	127
Sublease income	(49)	(63)
Total lease cost	$896	$4,110

	For the Three Months Ended March 31,
Other Information	2023	2022
Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows from operating leases	$765	$3,160
Weighted-average remaining lease term-operating leases	5.80	5.90
Weighted-average discount rate-operating leases	9.45%	11.12%

In August 2022, in connection with the termination of the Manufacturing Agreement, the Company terminated the operating lease in connection with the dedicated capacity at the Brammer facility. The Company derecognized the related right-of-use asset of approximately $35.6 million and accordingly the operating lease liabilities of $40.3 million, resulting in a gain of $5.3 million for the year ended December 31, 2022.

Contractual Obligations

The following table summarizes the Company’s contractual obligations as of March 31, 2023, and the effects that such obligations are expected to have on its liquidity and cash flows in future periods (in thousands):

Maturity of Contractual Obligations
Years Ended December 31,	Operating Leases
2023 (excluding the three months ended March 31, 2023)	2,268
2024	1,973
2025	686
2026	664
2027	331
Thereafter	—
Total payments	5,922
Less: imputed interest	(570)
Less: foreign exchange (gain)/loss	37
Total	$5,389

In connection with the Subsidiary Sale, the Company and Ascend entered into the Transition Services Agreement whereby the Company agreed to pay Ascend a guaranteed minimum of approximately $7.9 million in respect of FTE costs. The Company will make minimum guaranteed payments of $4.8 million and $3.1 million for the years ending December 31, 2023 and 2024, respectively. See Note 3, Sale of Freeline Therapeutics GmbH.

Indemnification Agreements

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties and provide for general indemnification. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future. To date, the Company has not paid any claims or been required to defend any action related to its indemnification obligations. However, the Company may record charges in the future as a result of these indemnification obligations.

In accordance with the Articles of Association in force on March 31, 2023, the Company has indemnification obligations to its officers and directors for certain events or occurrences, subject to certain limits, while they are serving at the Company’s request in such capacity. There have been no claims to date, and the Company has director and officer insurance that may enable it to recover a portion of any amounts paid for future potential claims.